RX FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED SEPTEMBER 28, 2016
TO THE
SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED FEBRUARY 29, 2016

AS SUPPLEMENTED THROUGH JULY 6, 2016

RX MAR TACTICAL MODERATE GROWTH FUND

(TICKER SYMBOLS:  MGZIX, MGZAX, MGZCX)

RX MAR TACTICAL GROWTH FUND

(TICKER SYMBOLS:  MGMIX, MGMAX, MGMCX)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION LISTED ABOVE.

On September 21, 2016, at the recommendation of RiskX Investments, LLC, the investment adviser to the Trust, the Trust’s Board of Trustees (the “Board”) approved the closing and subsequent liquidation of the Rx MAR Tactical Moderate Growth Fund and the Rx MAR Tactical Growth Fund (the “Funds”). Accordingly, the Funds are expected to cease operations, liquidate their assets, and distribute the liquidation proceeds to shareholders of record on or about October 28, 2016 (the “Liquidation Date”).

Class A shares, Class C shares, and Institutional Class shares of the Fund will be closed effective October 14, 2016 to purchases by both new and existing shareholders.

The planned liquidation of the Funds may cause the Funds to increase their cash holdings and deviate from their investment objectives and strategies as stated in the Fund’s Prospectus.

Prior to the Liquidation Date, Fund shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectus under “Redeeming From Your Account” and “Exchanging Shares,” respectively. The CDSC fees on redemptions will be waived on Class C shares starting October 14, 2016. Shareholders remaining in the Fund just prior to, or on, the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE